As filed with the Securities and Exchange Commission on or about May 20, 2011

1933 Act Registration No. 333-167073
1940 Act Registration No.   811-22417

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	[ ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 1	[X]

and/or

Registration Statement Under the Investment Company Act of 1940	[ ]
Amendment No. 2	[X]

Destra Investment Trust
(Exact name of registrant as specified in charter)

901 Warrenville Road, Suite 15
Lisle, Illinois 60532
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (630) 241-4200

 Copy to:
Nicholas Dalmaso                                                                Morrison Warren, Esq.
Destra Investment Trust                                                      Chapman and Cutler LLP
901 Warrenville Road, Suite 15                                          111 West Monroe Street
Lisle, Illinois 60532                                                               Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Destra Global Index Opportunities Fund; Prospectus for Destra High Dividend Strategy Fund

Part B - Statement of Additional Information for Destra Global Index Opportunities Fund; Statement of Additional Information for Destra High Dividend Strategy Fund

Part C - Other Information

Signatures

Index to Exhibits

Exhibits

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus dated May 20, 2011

Subject to Completion

Prospectus

, 2011

Destra Global Index Opportunities Fund

Class                Ticker Symbol

Class A

Class C

Class P

Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1	Fund Summary	1
Destra Global Index Opportunities Fund		1
Section 2	Additional Information About the Fund	7
Additional Information About the Investment Policies and Strategies		7
Additional Information About the Risks		10
Fund Management		15
Section 3	Shareholder Information	16
Valuation of Shares		16
Share Classes		17
Distribution, Servicing and Administrative Fees		20
Purchases		22
Exchanges		26
Redemptions		27
Section 4	General Information	31
Distributions		31
Taxes		32
Payments to Financial Intermediaries		33
Availability of Portfolio Holdings Information		34
Frequent Trading		35
Shareholder Communications		38
Fund Service Providers		38

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Section 1 Fund Summary

Destra Global Index Opportunities Fund

Investment Objective
The Fund’s investment objective is to seek positive total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.   More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page [___] of the Fund’s Prospectus and “Purchases” on page [___] of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[____]%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	[____]%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	[____]%	[____]%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	___%	___%	___%	___%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses1	___%	___%	___%	___%
Total Annual Fund Operating Expenses	___%	___%	___%	___%
Fee Waiver 2	(___%)	(___%)	(___%)	(___%)
Total Annual Fund Operating Expenses After Fee Waiver	___%	___%	___%	___%

1	Other Expenses are based on an estimated $100 million average net asset size for the Fund’s first fiscal year.
2	The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at ___% for Class A, ___% for Class C, ___% for Class P and ___% for Class I. This waiver will continue in effect until ______, 2014.  The waiver may be terminated or modified prior to _______, 2014 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$	$	$	$
Class C	$	$	$	$
Class P	$	$	$	$
Class I	$	$	$	$

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by seeking to profit from opportunities that arise from the temporary mis-pricing of certain common stocks around the time of changes to the composition of  equity market indexes.  The Fund seeks to earn a positive total return that exceeds the London InterBank Offer Rate (LIBOR) by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more), regardless of market conditions.  When index providers periodically add stocks to and remove stocks from the basket of equity securities that comprise the index, or when index providers rebalance the relative weightings of the component stocks in the index, passive equity index managers—who pursue strategies seeking to mimic the performance of the index—generally buy those stocks being added to the index and sell those stocks being subtracted from the index, regardless of the market fundamentals of such stocks.  This temporary trading activity typically impacts the market prices of these stocks.  The Fund seeks to profit from the market effects of such trading activity by purchasing those stocks that are to be added to an index and selling short those stocks that are to be subtracted from an index.

The Fund generally will execute and close out its positions in common stocks over a relatively short time period around the effective date of the changes in a particular index.  During such period, the Fund will seek to establish and maintain positions that are market-neutral regarding

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exposure to systematic fluctuations in the equity and currency markets to which such index relates.

The Fund’s sub-adviser estimates that approximately $[•] trillion are invested globally in passive equity index strategies that seek to mimic the investment performance of externally specified indexes.  The Fund will seek profit opportunities in all global equity indexes across North America, Europe, Japan, Asia Pacific and emerging markets (including indexes provided by S&P, Dow Jones, Russell, FTSE, MSCI, Eurostoxx and Topix), which typically have index rebalancing and reconstitution events on annual, semi-annual, quarterly or monthly bases.

The Fund’s sub-adviser has developed an extensive database on the wide range of global equity indexes and their respective weighting and computation methodologies, as well as proprietary quantitative models designed to simulate index criteria and identify, in advance of publicly announced index rebalancings, prospective candidates for inclusion and deletion from indexes.

Principal Risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Common Stock Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Strategy Risk—The prices of the common stocks in which the Fund takes a position may not subsequently return to their equilibrium price or reflect their perceived fair value.  Other market participants may pursue similar investment strategies that diminish or eliminate profit opportunities.  Providers of global equity indexes may alter the methodologies by which they determine or effectuate changes to the component securities of such indexes.

In addition, the Fund generally will execute and close out its positions in common stocks over a relatively short time period around the effective date of the changes in a particular index.  During other periods, the Fund’s assets will be held in cash or invested in high quality, short-term securities or cash equivalents, and the Fund may be unable to achieve its investment objective.

Short Sale Risk—The Fund will sell common stocks short in connection with its investment strategy.  Short sales are transactions in which the Fund sells shares of a common stock that it does not own, and the Fund must borrow the security sold short.   If the price of the borrowed security increases, the Fund would be required to purchase the stock at the higher value to cover its short position, thus resulting in a loss to the Fund.

Foreign Investment Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and

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more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Currency Risk—Changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund.  Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Counterparty Risk—A financial institution or other counterparty with whom the Fund does business may decline in financial condition and become unable or unwilling to honor its commitments. This could cause the value of Fund shares to decline and/or the Fund could experience delays in the delivery of loans or of other income securities purchased from the counterparty or of proceeds of a sale of a loan or other income security to a counterparty.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

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Small Fund Risk—The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund does not generally limit large inflows and outflows, but it has policies in place which seek to reduce the impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

Fund Performance
Fund performance is not included in this Prospectus because the Fund has not been in existence for a full calendar year.

Management
Investment Adviser
Destra Advisors LLC

Investment Sub-Adviser
Aviva Investors North America, Inc.

Portfolio Managers
Aviva Investors North America, Inc.
Dr. Iyad Farah	Since Fund inception
Jerome Nunan	Since Fund inception
Gary Saidler	Since Fund inception

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Section 2   Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information on these matters, please see the Statement of Additional Information, which is available by calling Destra Advisors LLC at (877) 287-9646, writing to Destra Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Advisors LLC at destracapital.com.

Additional Information About the Investment Policies and Strategies

The investment objective of the Fund is to seek positive total return. The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategy:

Investment Strategy Overview.  Under normal market conditions, the Fund seeks to achieve its investment objective by seeking to profit from opportunities that arise from the temporary mis-pricing of certain common stocks around the time of changes to the composition of equity market indexes.  The Fund seeks to earn a positive total return that exceeds the London InterBank Offer Rate (LIBOR) by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more), regardless of market conditions.

Equity indexes are rebalanced regularly, normally quarterly, with companies assessed for inclusion in the index based on criteria such as capitalization, liquidity, and free float. These criteria determine whether a company’s common stock is to be included in, or deleted from, the index.  When index providers periodically add stocks to and remove stocks from the index (or when index providers change the relative weightings of the component stocks in the index) passive equity index managers—who pursue strategies seeking to mimic the performance of the index—generally buy those stocks being added to the index and sell those stocks being subtracted from the index, regardless of the market fundamentals of such stocks.  This temporary trading activity typically impacts the market prices of these stocks.

The Fund seeks to profit from the market effects of such trading activity by purchasing those stocks that are to be added to an index and selling short those stocks that are to be subtracted from an index.  The Fund generally will execute and close out its positions in common stocks over a relatively short time period around the effective date of the changes in a particular index.  During such period, the Fund will seek to establish and maintain positions that are market-neutral regarding exposure to systematic fluctuations

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in the equity and currency markets to which such index relates.  During those periods in which the Fund does not have positions in common stocks, the Fund’s assets will be held in cash or invested in high quality, short-term U.S. dollar-denominated debt securities or cash equivalents.  During such periods, the Fund will be unable to achieve its investment objective, and the Fund is dependent upon opportunities to pursue its core investment strategy during other periods in order to achieve its investment objective.

The Fund’s sub-adviser estimates that approximately $[•] trillion are invested globally in passive equity index strategies that seek to mimic the investment performance of externally specified indexes.  The Fund will seek profit opportunities in all global equity indexes across North America, Europe, Japan, Asia Pacific and emerging markets (including indexes provided by S&P, Dow Jones, Russell, FTSE, MSCI, Eurostoxx and Topix), which typically have index rebalancing and reconstitution events on annual, semi-annual, quarterly or monthly bases.

The Fund’s sub-adviser has developed an extensive database on the wide range of global equity indexes and their respective weighting and computation methodologies, as well as proprietary quantitative models designed to simulate index criteria and identify, in advance of publicly announced index rebalancings, prospective candidates for inclusion and deletion from indexes.

Long Common Stock Positions. The Fund will purchase common stocks in implementing its investment strategy.  To the extent the Fund implements its investment strategy in respect of U.S. market equity indexes, the Fund will purchase common stocks of U.S. companies.  The Fund will also implement its investment strategy in respect of non-U.S. market equity indexes, including equity indexes based on companies in emerging market countries.  The Fund may invest without limitation in non-U.S. dollar-denominated equity securities of issuers located outside the United States, including in emerging markets.

Short Common Stock Positions.  In connection with implementation of the Fund’s investment strategy, the Fund will sell common stocks short.  Short sales are transactions in which the Fund sells shares of a common stock that it does not own. When the Fund engages in a short sale of common stock, it must borrow the security sold short and subsequently deliver it to the lending counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends that accrue on the common stock during the period of the loan.  In connection with the Fund’s short selling strategy, the Fund may seek to enter into arrangements with the broker-dealer or other institution through which the short sale is executed to receive income with respect to the proceeds of the short sale during the period the Fund’s short position remains open. Although such arrangements are not a core part of the Fund’s investment strategy and there can be no assurances that the Fund will be able to negotiate successfully any such arrangements, any such income would enhance the Fund’s ability to achieve its investment objective.

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Derivatives and Currency Instruments.  In pursuing its strategy, the Fund will seek to establish and maintain positions that are market-neutral regarding exposure to systematic fluctuations in the equity and currency markets to which such index relates.  In this regard, the Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator ("reference instruments").  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund may also engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, "Currency Instruments").  Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Other Investment Strategies:

Financial Leverage.  When the Fund establishes short sale positions in common stocks (and is thereby required subsequently to deliver to the lender the shares of common stock sold short) the Fund will maintain in a segregated account an amount of cash or liquid securities equal to the market value of the security sold short in order for the Fund to avoid being treated as having issued a senior security in the amount of its delivery obligation under the short sale.  The proceeds of short sales may be used to establish long common stock positions and, depending on the stock loan terms with the lender, the shares of such long common stock positions may be held in the segregated account to collateralize the amount of the short sale position.  Although the Fund generally intends to maintain long and short sale positions that are approximately equal and offsetting, the Fund may at times not maintain the full amount of cash or liquid securities in a segregated account, in which case the Fund will be treated as having issued a senior security, which is a form of financial leverage.  The amount of any such financial leverage will be limited to 331/3 % of the Fund’s total assets.

Temporary Defensive Policy, Cash Equivalents and Short-Term Investments: Under normal conditions, the Fund will utilize substantially all of its assets in connection with its investment strategy, with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund’s assets invested in common stock positions pursuant to its strategy varies and depends heavily on the effective dates of rebalancing and reconstitution of global equity indexes, current market conditions and opportunities, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategy and invest substantially all of its assets in high quality, short-term U.S. dollar-denominated debt securities or cash equivalents or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio manager believes attractive opportunities to pursue the Fund’s investment strategy do not exist, securities in which the Fund normally invests have

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elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information About the Risks

Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit markets may negatively affect a broad range of issuers which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks:

Market risk: The market values of securities owned by the Fund may decline, at times sharply and unpredictably, due to drops in the stock or other financial markets.  In general, the value of a fund that invests primarily in equity securities will move in the same direction as the overall stock markets, which will vary from day to day in response to the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, as well as general market, regulatory, political and economic conditions, such as interest rates, currency exchange rates, investor perceptions and market liquidity.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.

Strategy Risk: The Fund’s investment strategy is premised on a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities that deviate from their perceived fair value and/or historical norms due to temporary market imbalances associated with the reconstitution or rebalancing of the component securities of global equity indexes.  The Fund is subject to the risks that (i) the prices of securities in which the Fund takes a position do not subsequently reflect such perceived fair value and/or historical norms, (ii) other market participants will pursue similar investment strategies to the extent that profit opportunities are diminished or eliminated and (iii) providers of global equity indexes will alter the methodologies by which they determine or effectuate changes to the component securities of such indexes.

In addition, the Fund generally will execute and close out its positions in common stocks over a relatively short time period around the effective date of the changes in a particular index.  The Fund will seek profit opportunities in all global equity indexes across North America, Europe, Japan, Asia Pacific and emerging markets, which typically have index rebalancing and reconstitution events on annual, semi-annual, quarterly or monthly bases.

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During those periods in which the Fund does not have positions in common stocks, the Fund’s assets will be held in cash or invested in high quality, short-term securities or cash equivalents.  During such periods, the Fund will be unable to achieve its investment objective, and the Fund is dependent upon opportunities to pursue its core investment strategy during other periods in order to achieve its investment objective.

Short Sale Risk:   In connection with implementation of the Fund’s investment strategy, the Fund will sell common stocks short.  Short sales are transactions in which the Fund sells shares of a common stock that it does not own. When the Fund engages in a short sale of common stock, it must borrow the security sold short and subsequently deliver it to the lending counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends that accrue on the common stock during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the shares of common stock have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.

Non-U.S. Securities Risk: The Fund may invest without limitation in non-U.S. dollar-denominated equity securities of non-U.S. companies or U.S. companies with significant non-U.S. operations, including in emerging market countries.  Non-U.S. securities also may be traded on foreign securities exchanges or in over-the-counter capital markets. The value of non-U.S. securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.  These risks may be heightened in emerging market foreign securities.

Foreign Currency Risk: Since the Fund may invest in securities that are denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary un-invested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in

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connection with conversions between various currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of foreign countries, particularly certain emerging market countries.  The Fund generally will not seek to hedge may its exposures to foreign currencies but may, at the discretion of the Fund’s sub-adviser, at any time engage in foreign currency hedging activity.  To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Focused Investment Risk: Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that, in the implementation of its investment strategy, the Fund focuses its investments in a particular industry, the net asset value of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region.

Derivatives Risk:  The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Sub-Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

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Investment risk: When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Other Risks:

Financial Leverage Risk:  The Fund will maintain in a segregated account an amount of cash or liquid securities equal to the market value of the security sold short in order for the Fund to avoid being treated as having issued a senior security in the amount of its delivery obligation under the short sale.  The proceeds of short sales may be used to establish long common stock positions and, depending on the stock loan terms with the lender, the shares of such long common stock positions may be held in the segregated account to collateralize the amount of the short sale position.  Although the Fund generally intends to maintain long and short sale positions that are approximately equal and offsetting, the Fund may at times not maintain the full amount of cash or liquid securities in a segregated account, in which case the Fund will be treated as having issued a senior security, which is a form of financial leverage.  The amount of any such financial leverage will be limited to 331/3 % of the Fund’s total assets.

Liquidity risk: The Fund invests in certain securities that have limited marketability.  If the economy experiences a sudden downturn, it is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by fund shareholders.  In addition, the valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Small fund risk: The Fund currently has fewer assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund’s investment performance has been achieved during a period in which the Fund has comparatively fewer assets and there can be no assurance that the Fund’s investment performance will be comparable with a larger asset base.  The Fund does not generally limit large inflows and outflows, but it has policies in place which seek to reduce the impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

Additional Information About Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

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•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Fund’s Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee  and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 18 months of purchase.  The contingent deferred sales charge is not reflected in the example in the Fund’s Summary Prospectus.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 18 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the funds or their service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may   include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
As described in the “Management Expenses” section of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least _________, 2014.

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•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements.  Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Fund Management

The Fund has retained Destra Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a wholly-owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.__% of the Fund’s daily Managed Assets.  “Managed Assets” means the total assets of the Fund  including the assets attributable to the proceeds from short sales and any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any such short sales or forms of financial leverage.  Destra furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for the Fund’s administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.  As of the date of this Prospectus, the Fund has not commenced operations or paid management fees to Destra.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s annual report dated September 30, 2011.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the sub-adviser and reviews the sub-adviser’s performance.

The Fund has retained Aviva Investors North America, Inc. (the “Sub-Adviser”) to serve as its investment sub-adviser.  The Sub-Adviser, located at 215 10th Street, Suite 1000, Des Moines, Iowa 50309, is an Iowa corporation, makes the investment decisions for the Fund and continuously reviews, supervises and implements the Fund’s investment program.  The Sub-Adviser had approximately $52 billion of assets under management as of December 31, 2010.

______________ and _______________ serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.  [biographies to be provided]

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

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Section 3 Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, the NAV may be calculated earlier if trading on the NYSE  is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV, however, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board.  Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security whose trading was halted; and (iv) pricing of a non-valued security and a restricted or non-public security.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.  As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale.  The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity

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securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer the Fund or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investments objectives

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and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms.  Shares are traditionally offered without an initial sales charge to fee-based broker-dealers or financial advisors, primarily on their wrap account platforms where such broker-dealers or financial advisors impose additional fees for services connected to the wrap account.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to [____]%* • Reduction for purchases of $50,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares are not currently available for purchase.  Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

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The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 18 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra. Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares (available only to investors listed below).  The following investors may purchase Class I shares if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other Destra investment products;

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•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments, and foundations that have entered into an arrangement with Destra; and

•
fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Destra funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Destra.

Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan,” “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Investments LLC (“Destra Investments”), the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00% *
Class P shares	0.25%
*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Fund is authorized to make payments to Destra Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for

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distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible receive 12b-1 fees.  Under the adopted Class C Plan, Destra Investments is entitled to retain all fees paid for the first 12 months on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of commissions on sales of Class C shares.  Accordingly, financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  Notwithstanding Destra Investment’s right to retain these fees, it may, pursuant to a written agreement between Destra Investments and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  Destra Investments is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Funds or their service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged varies by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  In the event an intermediary receiving payments from Destra Investments on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares of the Fund may increase.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee for Class P shares for certain administrative services, including but not limited to retirement platform fees or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

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Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement platforms. Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name, and date of birth, you will be required to provide your social security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts which are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

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There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor, administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is

23

calculated as the difference between the public offering price and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000%		%	%
$50,000 but under $100,000%		%	%
$100,000 but under $250,000%		%	%
$250,000 but under $500,000%		%	%
$500,000 but under $1,000,000%		%	%
$1,000,000 and above	None(2)	None	None(3)
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase.
(3)	Destra Investments may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Investments to sell Class A shares; (ii) directors, officers and employees of Destra

24

Capital Management LLC and its affiliates; and (iii) Trustees and officers of the Fund.  Additionally, certain financial intermediaries have entered into an agreement with Destra Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

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Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Investments may pay to your financial intermediary a commission rate of 1.00% of the net asset value of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the Fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee.  For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fee.”

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with

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intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of fundswill not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected only through financial intermediaries, retirement platforms and certain institutional investors, as applicable and describe above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven (7) calendar days.  Additionally, the right to require the Fund to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the

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policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

Class A Shares and Class C Shares CDSC

A 1.00% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase, unless any of the listed CDSC waivers apply.  A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:

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•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Investments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2.00% of the net asset value of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

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In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

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Section 4 General Information

Distributions

The Fund intends to make regular quarterly distributions to shareholders.  Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital (in the case of the Fund’s investments in MLPs) represented by such cash. To permit us to maintain a more stable quarterly distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. We cannot predict with respect to a given quarter how much of our net investment income will be included in the distribution we make for that quarter.  Distributions are made at the class level, so they may vary from class to class within a single fund.

Distribution Schedule

Dividends from net investment income and distributions of capital gains are normally declared and distributed in March, June, September and December but, if necessary, may be distributed at other times as well.  Distributions of capital gains are normally declared in December and paid in January.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

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Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between Destra funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

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Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional, or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.  Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

In addition, for all shares, Destra Investments or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-

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related services.  Destra Investments may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.
•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal

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and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).  Portfolio holdings (excluding cash investments, derivatives, short positions and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag.  Holdings are generally posted approximately two business days thereafter at destracapital.com.

•
Top Holdings.  The Fund’s top portfolio holdings or entire portfolio, in order of position size and as a percentage of the Fund’s entire portfolio, are available monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

•
Other Information.  The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization and asset allocation), top performance contributors/detractors and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

Full portfolio holdings will remain available on the Destra website at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current.  The Fund discloses its short positions, if applicable, only to the extent required in regulatory reports.  Destra may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Destra funds.  Under extraordinary circumstances, exceptions to the Disclosure of Portfolio Holdings Policies and Procedures may be made by Destra’s Chief Investment Officer(s) or their delegates.  Such exceptions may be made without prior notice to shareholders.  A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.

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By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees as described under “Redemption Fee” (where applicable on certain classes of the Fund).

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not

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limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under

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such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Investments.  The Statement of Additional

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Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments will be is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com or through your financial advisor.  Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission.  The SEC may charge a copying fee for this information.  Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.

The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

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The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus dated May 20, 2011
Subject to Completion

Prospectus

, 2011

Destra High Dividend Strategy Fund

Class	Ticker Symbol
Class A
Class C
Class P
Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1	Fund Summary	2
Destra High Dividend Strategy Fund		2
Section 2	Additional Information About the Fund	7
Additional Information About the Investment Policies and Strategies		7
Additional Information About the Risks		10
Fund Management		17
Section 3	Shareholder Information	19
Valuation of Shares		19
Share Classes		20
Distribution, Servicing and Administrative Fees		23
Purchases		25
Exchanges		29
Redemptions		30
Section 4	General Information	34
Distributions		34
Taxes		35
Payments to Financial Intermediaries		36
Availability of Portfolio Holdings Information		37
Frequent Trading		38
Shareholder Communications		41
Fund Service Providers		41

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Section 1	Fund Summary

Destra High Dividend Strategy Fund

Investment Objective
The Fund’s investment objective is to seek long-term total return and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.   More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page [___] of the Fund’s Prospectus and “Purchases” on page [___] of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	.85%	.85%	.85%	.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses1	.60%	.60%	.70%	.57%
Total Annual Fund Operating Expenses	1.70%	2.45%	1.80%	1.42%
Advisory Fee Waiver 2	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	1.60%	2.35%	1.70%	1.32%

1	Other Expenses are based on an estimated $100 million average net asset size for the Fund’s first fiscal year.
2	The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as

2

litigation and other expenses not incurred in the ordinary course of business) at 1.60% for Class A, 2.35% for Class C, 1.70% for Class P and 1.32% for Class I. This waiver will continue in effect until March 31, 2014. The waiver may be terminated or modified prior to March 31, 2014 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$728	$1,051	$728	$1,051
Class C	$338	$733	$238	$733
Class P	$173	$536	$173	$536
Class I	$134	$418	$134	$418

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets in income-producing equity securities. The Fund may invest in securities of companies with any market capitalization. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities or other instruments whose price is linked to the value of common stock, depository receipts,  and securities of master limited partnerships (“MLPs”).

The Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, and up to 20% of its total assets in securities denominated in non-U.S. dollar currencies. The Fund may invest in securities from any country.

Investment Thesis.  The Fund’s sub-adviser, Miller/Howard Investments, Inc. (the “Sub-Adviser”) believes that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Stock prices fluctuate, but dividends add current returns and, over time, increases in dividends can induce increases in the price of the stocks generating those dividends. The Sub-Adviser’s research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of

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increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance.

Investment Process.  The Sub-Adviser’s goal is to provide a high current stream of income that exceeds the rate of inflation, with the potential for annual increases in income. Their investment process starts by identifying, selecting, and investigating stocks that pass initial quantitative screens for quality, yield, and growth of yield. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, or market dominance. The Sub-Adviser seeks companies that fulfill society’s basic requirements as well as those with a unique potential or “growth kicker” – such as new products, hidden assets, or industry conditions – which is not currently reflected in the stock price. Candidates are then ranked according to yield, growth of yield, special growth potentials, and contribution to overall diversification of the portfolio.

Principal Risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Dividend Income Risk—Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected.  Depending upon market conditions, income producing equities that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States.  This increased risk is a result of, among other things, regulatory, political, social and economic developments abroad; different legal, regulatory and tax environments; less liquidity and greater volatility; a lack of uniform accounting, auditing and financial reporting standards; and increased price volatility.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

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Master Limited Partnership Risk and Sector Risk—An investment in units of master limited partnerships (“MLPs”) involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes.  If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares.  MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy.  A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Convertible Securities Risk — The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Fund Performance
Fund performance is not included in this Prospectus because the Fund has not been in existence for a full calendar year.

Management
Investment Adviser
Destra Advisors LLC

Investment Sub-Adviser

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Miller/Howard Investments, Inc.

Portfolio Managers
Miller/Howard Investments, Inc.
Lowell Miller	Since Fund inception
Jack Leslie	Since Fund inception
Bryan Spratt	Since Fund inception
Roger Young	Since Fund inception

[Additional information regarding each of the portfolio managers.]

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Section 2	Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information these matters, please see the Statement of Additional Information, which is available by calling Destra Advisors LLC at (877) 287-9646, writing to Destra Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting destracapital.com.

Additional Information About the Investment Policies and Strategies

The investment objective of the Fund is to seek long-term total return and current income. The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategies:

The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets in income-producing equity securities.  Although the Fund has no current intention to utilize financial leverage, for purposes of this policy “net assets” includes the amount of any borrowings for investment purposes.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.

Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities or other instruments whose price is linked to the value of common stock, depository receipts,  and securities of master limited partnerships (“MLPs”).

The Fund may invest in securities of companies with any market capitalization.  The Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, U.S. dollar-denominated American Depositary Receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  The Fund may invest up to 20% of its total assets in securities denominated in non-U.S. dollar currencies. The Fund may invest in securities from any country.

The Fund may also invest in convertible securities and non-convertible preferred stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays

7

dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

The Fund may invest up to 25% (or such higher amount as permitted by any applicable federal tax diversification rules) of its total assets in securities of master limited partnerships (“MLPs”).  MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock.  Currently, most MLPs operate in the energy, natural resources or real estate sectors.  Due to their partnership structure, MLPs generally do not pay income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations.  The Fund will treat MLP units as equity securities, and will treat dividends and distributions received by the Fund from any investments in MLP units, as complying with the Fund’s policy of investing at least 80% of its net assets in income-producing equity securities The Fund may also invest in “i-shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interest.  Although i-shares have similar features to MLP common units with respect to distributions, holders of i-shares receive distributions in the form of additional i-shares equal to the cash distributions received by the MLP common unit holders.  To the extent the issuers of i-shares have elected to be treated as corporations for U.S. federal income tax purposes, the Fund’s investments in i-shares is not subject to the 25% limitation.

Other Strategies:

In addition to the main strategies discussed above, the Fund man use certain other investment strategies.  The Fund may also engage in the following investments/strategies:

                           ☐           Borrowing — The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

           ☐          Derivative Transactions — The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

           ☐          Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

8

           ☐           Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. To the extent such investment companiesinvest primarily in securities of the types in which the Fund may invest directly, these investments will satisfy the Fund’s investment policies on direct investments.

           ☐          Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

           ☐          Rights — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

           ☐           Securities Lending — The Fund may lend securities with a value up to 331/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

           ☐           Short-term Securities — The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets.

           ☐           Standby Commitment Agreements — Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer.

           ☐           Temporary Defensive Purposes — Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve long-term growth of capital.

           ☐           Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires.

           ☐           When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery

9

basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund entersinto these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Additional Information About the Risks

Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks:

Equity Securities Risk:  Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Dividend Income Risk:  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected.  Depending upon market conditions, income producing equities that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Non-U.S. investment risk: Companies organized or headquartered in foreign countries or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States.  This increased risk is due to potential political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher

10

taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, increased price volatility and delays in transaction settlement in some foreign markets.  Other risks include the following:

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries and there may be particular problems enforcing claims against non-U.S. governments.

•
Changes in currency exchange rates, which have increased potential for volatility, may affect the value of dividends and interest paid by non-U.S. companies, the value of investments held by the Fund and the accrued income and appreciation and depreciation of such investments, in each case relative to the U.S. dollar; and an increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline.  The Fund generally will not seek to hedge its exposures to foreign currencies but may, at the discretion of the Fund’s Sub-Adviser, at any time engage in foreign currency hedging activity.  To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

MLP Risk:  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.

•           Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.    Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

•           The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general.   MLPs may be adverselyaffected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, and may be impacted by the levels of supply and demand for commodities.  MLPs engaged in the exploration, development, management or production of energy commodities and natural resources face the risk that commodity reserves are depleted over time.  The performance of MLPs operating in the real estate

11

sector may be linked to the performance of the real estate markets, including the risk of falling property values and declining rents, and from changes in interest rates or inflation.

•           MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to enhance distributions to unit holders.  The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing  potential acquirers.  To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.

•           Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, and subject to corporate level tax on its income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP to its unit holders, such as the Fund.

•           MLPs entities operating in the energy and natural resource sectors are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts.  Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss or life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector.

Convertible Securities Risk:  The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Securities selection risk: Securities selected by the Sub-Adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

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Investment risk: When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Other Risks:

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk:  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Derivatives Risk:  The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Sub-Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market

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declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk:  As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Mid Cap Securities Risk:  The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Repurchase Agreements, Purchase and Sale Contracts Risks:  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Rights Risk:  The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

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Small Cap Securities Risk:  Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

 The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Small Fund Risk: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio.  The Fund’s investment performance has been achieved during a period in which the Fund has comparatively fewer assets and there can be no assurance that the Fund’s investment performance will be comparable with a larger asset base. This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund does not generally limit large inflows and outflows, but it has policies in place which seek to reduce the impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

Standby Commitment Agreements Risk:  Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Warrants Risk:  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks:  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Additional Information About Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Fund’s Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 18 months of purchase.  The contingent deferred sales charge is not reflected in the example in the Fund’s Summary Prospectus.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 18 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may   include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit

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the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
As described in the “Management Expenses” section of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least _________, 2014.

•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements.  Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Fund Management

The Fund has retained Destra Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a wholly-owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.__% of the Fund’s daily net assets. Destra furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for the Fund’s administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.  As of the date of this Prospectus, the Fund has not commenced operations or paid management fees to Destra.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s annual report dated _________, 2011.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board of Trustees.  In addition, Destra oversees the sub-adviser and reviews the sub-advisor’s performance.

Destra has retained Miller/Howard Investments, Inc. to serve as their investment sub-adviser (“Miller/Howard” or the “Sub-Adviser”)).  Miller/Howard, located at   324 Upper Byrdcliffe Road, Woodstock, NY  12498, is an asset manager specializing in dividend stocks, listed infrastructure, and MLPs.  Miller/Howard was founded in 1984 as an institutional research boutique providing quantitative and technical research to Fortune 500 companies. The Sub-Adviser has been managing long-only equities since 1991, and had approximately $2.2 billion of assets under management as of March 31, 2011.

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Lowell Miller, Jack Leslie, Bryan Spratt, and Roger Young serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

Lowell G. Miller, founder and CIO received a BS from Sarah Lawrence College and JD from New York University School of Law. He has continuously pursued the notion of disciplined investment strategies for over 30 years. He authored three acclaimed books on investing including the recently published The Single Best Investment, 2nd. Ed. (Print Project, 2006). Lowell has been responsible for portfolio construction since inception of the firm.

John E. Leslie III, CFA, research analyst and PM, received a BS in Finance from Suffolk University and an MBA from Babson College. He began his career in investments over twenty years ago and has focused on equity income stocks since 1987. Previously, John was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank), and Dewey Square Investors (Division of UAM). He brings expertise in both fundamental and quantitative research skills. John joined the portfolio team in 2004.

Bryan J. Spratt, CFA, research analyst and PM, earned a BA in Economics/Computer Science from Spring Arbor College (summa cum laude). He has worked as an analyst and portfolio manager since 1990. At Munder Capital (1994-2001) Bryan was a member of the Energy and Power Team that developed and managed the Munder Power Plus Fund, among other portfolio management responsibilities. From 2001 - 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds.  He joined the portfolio team in 2004.

Roger G. Young, CFA, research analyst and PM, earned a BS in Economics from Wharton School, University of Pennsylvania; Bachelor of Foreign Trade, Spanish language, from Thunderbird School of Global Management; and an MBA from Michigan State University. Roger began his career in the investment industry 38 years ago. During his career, he started and managed the Transamerica Capital Appreciation Fund, which received a five star ranking by MorningStar. Roger joined the portfolio team in 2008.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

[Advisor performance?]

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Section 3	Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, the NAV may be calculated earlier if trading on the NYSE  is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV, however, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board.  Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security whose trading was halted; and (iv) pricing of a non-valued security and a restricted or non-public security.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.  As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale.  The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity

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securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer the Fund or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investments objectives

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and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms.  Shares are traditionally offered without an initial sales charge to fee-based broker-dealers or financial advisors, primarily on their wrap account platforms where such broker-dealers or financial advisors impose additional fees for services connected to the wrap account.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 5.75%* • Reduction for purchases of $50,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares are not currently available for purchase.  Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

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The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 18 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra.Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares are available only to investors listed below.  The following investors may purchase Class I shares if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other Destra investment products;

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•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments, and foundations that have entered into an arrangement with Destra; and

•
fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Destra funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Destra.

Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan, “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Investments LLC (“Destra Investments”), the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00% *
Class P shares	0.25%

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Fund is authorized to make payments to Destra Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for

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distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible receive 12b-1 fees.  Under the adopted Class C Plan, Destra Investments is entitled to retain all fees paid for the first 12 months on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of commissions on sales of Class C shares.  Accordingly, financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  Notwithstanding Destra Investment’s right to retain these fees, it may, pursuant to a written agreement between Destra Investments and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  Destra Investments is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged varies by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  In the event an intermediary receiving payments from Destra Investments on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares of the Fund may increase.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee of up to 0.25% of net assets for Class P shares for certain administrative services, including but not limited to, recordkeeping, subaccounting, retirement platform fees or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

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Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement platforms. Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name, and date of birth, you will be required to provide your social security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts which are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

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There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor, administrator or a Destra representative.

If your fund account is valued at less than $100, other than as a result solely of depreciation in share value, the applicable fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  If you hold Class I shares directly with the Fund, you may receive written notice prior to the closure of your fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary (or a transfer agent, if you hold Class I shares directly with the Fund) to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Investments and your financial intermediary.  The

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table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and above	None(2)	None	None(3)
(1) Offering Price includes the initial sales charge.
(2) A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase.
(3) Destra Investments may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

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Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC and its affiliates; and (iii) Trustees and officers of the Fund.  Additionally, certain financial intermediaries have entered into an agreement with Destra Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not

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achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Investments may pay to your financial intermediary a commission rate of 1.00% of the net asset value of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the Fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•	For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee. For more

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information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fee."

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected only through financial intermediaries, retirement platforms and certain institutional investors, as applicable and describe above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven (7) calendar days.  Additionally, the right to require the Fund to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and

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so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  If you hold Class I shares directly with the Fund, you may receive written notice prior to the closure of your fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary (the Fund’s transfer agent, if you hold Class I shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

Class A Shares and Class C Shares CDSC

A 1.00% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase, unless any of the listed

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CDSC waivers apply.  A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Investments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2.00% of the net asset value of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

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The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

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Section 4	General Information

Distributions

The Fund intends to make regular quarterly distributions to shareholders.  Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital (in the case of the Fund’s investments in MLPs) represented by such cash. To permit us to maintain a more stable quarterly distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. We cannot predict with respect to a given quarter how much of our net investment income will be included in the distribution we make for that quarter.  Distributions are made at the class level, so they may vary from class to class within a single fund.

Distribution Schedule

Dividends from net investment income and distributions of capital gains are normally declared and distributed in March, June, September and December but, if necessary, may be distributed at other times as well.  Distributions of capital gains are normally declared in December and paid in January.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

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Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

MLP and Certain Other Investments

A portion of the distributions we receive from our investments in MLPs and other non-corporate issuers will be treated as a return of the Fund’s capital invested in such issuers, and therefore generally would not be treated as net investment income. While we anticipate that we would distribute some or all of such return of capital, we are not required to do so under the Internal Revenue Code to avoid taxation of the Fund.  Distributions in excess of our net investment income first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions.  However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the

35

statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between Destra funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional, or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.  Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

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In addition, for all shares, Destra Investments or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Investments may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund’s portfolio holdings.

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The following describes policies and procedures with respect to the disclosure of portfolio holdings.

•
Full Holdings.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).  Portfolio holdings (excluding cash investments, derivatives, short positions and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag.  Holdings are generally posted approximately two business days thereafter destracapital.com.

•
Top Holdings.  The Fund’s top portfolio holdings or entire portfolio, in order of position size and as a percentage of the Fund’s entire portfolio, are available monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.  Most funds disclose their top ten portfolio holdings.  However, certain funds disclose only their top five portfolio holdings.

•
Other Information.  The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization and asset allocation), top performance contributors/detractors and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

Full portfolio holdings will remain available on the Destra website at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current.  The Fund discloses its short positions, if applicable, only to the extent required in regulatory reports.  Destra may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Destra funds.  Under extraordinary circumstances, exceptions to the Disclosure of Portfolio Holdings Policies and Procedures may be made by Destra’s Chief Investment Officer(s) or their delegates.  Such exceptions may be made without prior notice to shareholders.  A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term

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and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees as described under “Redemption Fee” (where applicable on certain classes of the Fund).

Generally, a purchase and redemption of shares from the same Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and

39

redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior

40

to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s ‘exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286.  The custodian also provides certain accounting

41

services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments will be is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com or through your financial advisor.  Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission.  The SEC may charge a copying fee for this information.  Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.

The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

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The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and its not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information dated May 20, 2011
Subject to Completion

STATEMENT OF ADDITIONAL INFORMATION

____________, 2011

Destra Global Index Opportunities Fund
Ticker: Class A-_______, Class C-_______, Class P-_______, Class I-_______

This Statement of Additional Information is not a prospectus. This Statement of Additional Information expands upon, and should be read in conjunction with, the Prospectus dated ___________, 2011, for the Destra Global Index Opportunities Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com or by calling (877) 287-9646.

Page

Investment Restrictions	2

Investment Strategies and Risks	3

Management	20

Control Persons and Principal Shareholders	27

Investment Adviser and Sub-Adviser	27

Portfolio Transactions	30

Net Asset Value	32

Purchases	33

Distribution and Shareholder Servicing Plans	36

Redemptions	37

Tax Matters	39

Frequent Trading	43

Disclosure of Portfolio Holdings	45

Other Service Providers	46

General Trust Information	46

Appendix A - Proxy Voting Procedure	48

FUND HISTORY

The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

INVESTMENT STRATEGIES AND RISKS

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

Equity Securities

Under normal market conditions, the Fund invests primarily in equity securities, which include common stocks and other securities with equity characteristics. Common stocks represent units of ownership in a company and typically have voting rights and earn dividends. Dividends on common stocks are not fixed but are declared at the discretion of a company’s board. Equity securities may also include equity securities of investment companies and exchange-traded funds.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

The Fund may invest in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

The Fund may invest in preferred securities.  Corporate shareholders of a regulated investment company like the fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction. However, not all preferred securities pay dividends that are eligible for the dividends received deduction. Any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that none of the distributions it receives from the fund will qualify for the dividends received deduction.

When investing in taxable preferred securities, no redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

Convertible Securities

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid–that is, the fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund. The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of a same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible are normally considered “junior” securities–that is, the company usually must pay interest on its conventional corporate debts before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Non-U.S. Securities

The Fund may invest in a variety of securities issued by non-U.S. companies. Investments in non-U.S. securities involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may also invest in non-U.S. securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the United States and those within other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Currency Risk. By investing in non-U.S. securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, the Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, the Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of non-U.S. currencies to U.S. dollars on a daily basis. The Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. The Fund conducts its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

Short Sales

As described in the Prospectus, the Fund is expected to make substantial use of short sales for investment purposes, including when the Sub-Adviser anticipates that the market price of securities will decline in connection with a reconstitution or rebalancing of the component securities of an equity index. Short sales are transactions in which the Fund sells a security that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Sub-Adviser’s use of short sales in combination with long positions in the Fund's portfolio in connection with its investment strategy may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the equity markets.

The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund may also make short sales "against the box", i.e., when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Leverage and Borrowings

The proceeds of short sales may be used to establish long common stock positions and, depending on the stock loan terms with the lender, the shares of such long common stock positions may be held in the segregated account to collateralize the amount of the short sale position.  Although the Fund generally intends to maintain long and short sale positions that are approximately equal and offsetting, the Fund may at times not maintain the full amount of cash or liquid securities in a segregated account, in which case the Fund will be treated as having issued a senior security, which is a form of financial leverage.  The amount of any such financial leverage will be limited to 331/3 % of the Fund’s total assets. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful.

If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness ("borrowings") (including through the use of short sales, reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund's total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 331/3 % of the Fund's total assets).  In the event the value of the Fund’s total assets falls below such 300% coverage, the Fund will seek, within three days, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

The Fund may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's securities.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for “bona fide hedging” purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be “bona fide hedging” will not exceed 5% of the Fund’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Sub-Adviser's judgment in this respect will be correct.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Sub-Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for  interest rate swaps then prevailing.

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

The Fund’s Sub-Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

The Fund has instituted procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Sub-Adviser's valuation models.

The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that the Sub-Adviser's judgment in this respect will be correct.

Secondary Market Risk

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs for the Fund.

Stock Index Options

The Fund may (i) purchase stock index options, (ii) sell stock index options, and/or (iii) write covered options on stock indexes for any purpose. Stock index options are put options and call options on various stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market.

In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs for the Fund.

Covered Calls

The Fund may sell covered call options in an attempt to generate increased income from a security in which the Fund holds a long position. A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund.  Covered call risk is the risk that the Fund, as a writer of a covered call option, does not generate increased income from the asset. There are several additional risks associated with transactions in covered call options on securities used in connection with the Fund’s option strategy. For example, there may be significant differences between the securities and covered call options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described below:

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Dollar Rolls, When-Issued Securities or Forward Commitment Transactions

The Fund may engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-

backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Fund maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Other Investment Companies

The Fund may invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).  Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to duplicative fees and expenses that may be payable to the adviser or its affiliates.

Lending of Portfolio Securities

The Fund may loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.  Finally, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, Destra or the sub-advisers, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Private Placement Offerings

The Fund may purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”) (“Section 4(2) securities”). The Fund will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the investment adviser or the sub-adviser, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board” or “Board of Trustees”) that any Section 4(2) securities held by the Fund in excess of this level are at all times liquid.

Temporary Defensive Position

While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 7 Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Independent Trustees:
Diana S. Ferguson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Trustee	Term—Indefinite* Length of Service—Since 2010	Chief Financial Officer (2010-present), Chicago Board of Education; Senior Vice President and Chief Financial Officer (2008), Folgers Coffee Company; Executive Vice President and Chief Financial Officer (2007-2008), Merisant Worldwide; Senior Vice President and Chief Financial Officer (2001-2007), Sara Lee Corporation	7	None

William M. Fitzgerald, Sr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	Founder, Global Infrastructure Asset Management LLC; Managing Director (1988-2007), Nuveen Investments LLC; Chief Investment Officer (2000-2007), Nuveen Asset Management	7	Director, Syncora Holdings Ltd. and its affiliates, Syncora Guarantee Inc. and Syncora Capital Assurance Inc. – Financial Guarantee Company (2009 to present)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Louis A. Holland, Jr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	President and Chief Financial Officer (2008-present), CUMOTA LLC; Managing Director (2000-2008), Nuveen Investments	7
Trustee, Holland Capital Management-Asset Management Industry (2008-present); Trustee, Lumifi-Search Technology (2006-2009); Trustee, HP Schmaltz-Restaurants (2006-present); Trustee, Jobs For Youth ((2006-present); Trustee, PADS
 (2010-present)

Interested Trustee:

Nicholas Dalmaso** 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee, Chief Executive Officer, Secretary	Term—Indefinite* Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, President, Chief Operating Officer and General Counsel, Destra Advisors LLC; President, Chief Operating Officer and General Counsel,, Destra Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	7	None

_________
*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:
Steven M. Hill 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Chief Financial Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2003-2010), Claymore Securities, Inc.

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Investments LLC, Destra Capital Management LLC, or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as both the Chief Executive Officer for the Destra Funds and the Chairman of the Board of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the funds it serves and the characteristics of the Destra Funds as a whole.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Louis A. Holland. Jr. currently serves as the Lead Independent Trustee.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Nicholas Dalmaso, Secretary, at the Fund’s address, 901 Warrenville Road, Suite 15, Lisle, IL 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland serve on the Audit Committee.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current Trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each Trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Diana S. Ferguson.  Ms. Ferguson has experience as Chief Financial Officer of the Chicago Board of Education, Folgers Coffee Company, Merisant Worldwide and Sara Lee Corporation; as Senior Vice President of Folgers Coffee Company and Sara Lee Corporation and as Executive Vice President of Merisant Worldwide.  Her work experience and educational background has prepared her to be a Trustee.

William M. Fitzgerald, Sr.  Mr. Fitzgerald has experience as a founder of Global Infrastructure Asset Management LLC, a Managing Director of Nuveen Investments LLC and Chief Investment Officer of Nuveen Asset Management.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Louis A. Holland, Jr.  Mr. Holland has experience as President and Chief Financial Officer of CUMOTA LLC and Managing Director of Nuveen Investments.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Nicholas Dalmaso.  Mr. Dalmaso was the initial Trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Compensation

The following compensation table provides information for the current fiscal year, including estimates for future payments that would be made during the remainder of the fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
Diana S. Ferguson, Trustee	$12,000	$0	$0	$12,000
William M. Fitzgerald, Sr., Trustee	$12,000	$0	$0	$12,000
Louis A. Holland, Jr., Trustee	$12,000	$0	$0	$12,000
Nicholas Dalmaso, Trustee	$0	$0	$0	$0
______________

The Independent Trustees shall be paid $2,500 as annual compensation for serving as an Independent Trustees of the Trust and $500 as annual compensation for serving on a committee of the Board of Trustees.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.

Share Ownership

As of [_________, 2011], the dollar range of equity securities beneficially owned by the trustees is provided in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Diana S. Ferguson	$0	$0
William M. Fitzgerald, Sr.	$0	$0
Louis A. Holland, Jr.	$0	$0
Nicholas Dalmaso	$0	$0
__________
*Because the Fund is newly created, no trustees owned shares of the Fund as of [_________, 2011].

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a shareholder that 1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, 2) acknowledges or asserts the existence of control, or 3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this Statement of Additional Information, the Fund did not have any outstanding shares.

As of [____________], 2011, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Destra Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Investments LLC, the principal underwriter of the Fund’s shares.  Destra Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, IL 60532.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to [______]% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of each Fund to certain limits until at least [_________], 2014.

The Fund, Destra and other related entities have adopted codes of ethics which significantly restricts Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.

Sub-Adviser

Destra has selected Aviva Investors North America, Inc., an Iowa corporation (the “Sub-Adviser”), 215 10th Street, Suite 1000, Des Moines, Iowa 50309, as sub-adviser to manage the investment portfolio of the Fund.   Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to the Sub-Adviser a portfolio management fee (the “Management Fee”) equal to [___]% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).

Portfolio Managers

[Portfolio managers to be provided] (collectively, the “Portfolio Managers”) are primary responsible for the day-to-day management of investment strategies of the Fund.

Other Accounts Managed.  In addition, the Portfolio Managers are primarily responsible for the day-to-day management of accounts other than the Fund.  The number of accounts and assets, as of [________], are:
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Conflicts of Interest.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund’s. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee.  However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Sub-Adviser compensates the portfolio managers for their management of the Fund.  The portfolio managers’ compensation consists of a combination of salary and bonus.  Each portfolio manager’s bonus is calculated based on a balanced scorecard evaluation based upon the financial performance of the Sub-Adviser, the portfolio managers’ business unit and individual goals.  Part of a portfolio manager’s balanced scorecard will include performance related to the Fund.  The Fund’s portfolio managers will manage accounts other than the Fund.  At the commencement of the Fund’s operations, the Fund will represent a small percentage of the assets managed by the portfolio managers.  The Sub-Adviser has policies in place to ensure that the portfolio managers’ compensation will neither favor nor disfavor the Fund versus any other account managed by the portfolio managers.

Ownership of Securities. Because the Fund is newly launched, as of [____________], 2011, the Portfolio Managers do not beneficially own any shares of the Fund.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Destra.  Destra’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://www.destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund. The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Investments LLC, the Fund’s distributor, as shown in the table, except where Destra Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.
Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price1	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000%		%	%
$50,000 but under $100,000%		%	%
$100,000 but under $250,000%		%	%
$250,000 but under $500,000%		%	%
$500,000 but under $1,000,000%		%	%
$1,000,000 and above	None2	None	None3
1 Offering Price includes the initial sales charge.
2 A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 18 months of purchase.
3Destra Investments may pay financial intermediaries commissions on purchases of Class A Shares as follows:
•1.00% on amounts from $1,000,000 to $4,000,000;
•plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•plus 0.25% on amounts over $10,000,000.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Destra Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution or other shareholder services to their clients.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares

As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Investments LLC, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Investments LLC may, pursuant to a written agreement between Destra Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

Class P Shares

As described in the Prospectus, Class P shares have adopted distribution and shareholder servicing plans (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class P Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class P Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Renewal, Amendment and Termination

The Class A Plan, Class C Plan and Class P Plan (individually, a “Plan” and collectively, the “Plans”) and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment company taxable income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Pending legislation would allow certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions. Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges. If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.  In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

FREQUENT TRADING

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

1.General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

2.Restrictions on purchases and redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

3.Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 30 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus Statement of Additional Information.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

4.Agreements.  The Fund, Destra or Destra Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Investments LLC, 901 Warrenville Road, Suite 15, Lisle, IL 60532, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Destra Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash compensation rate at which Destra Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the

Distribution Agreement, Destra Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Investments LLC  receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Investments LLC  may act as such a Dealer.  Destra Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Destra Investments LLC receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Investments LLC pursuant to the distribution plan.

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available complete portfolio holdings information on the Fund’s website monthly with an approximately thirty day lag. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (KPMG LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Willkie Farr & Gallagher LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

OTHER SERVICE PROVIDERS

KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

The administrator of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The administrator provides administrative services and valuation and computation services.

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on May 25, 2010. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are 5 series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A
Proxy Voting Procedure

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and its not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information dated May 20, 2011
Subject to Completion

STATEMENT OF ADDITIONAL INFORMATION

______________, 2011

Destra High Dividend Strategy Fund

Ticker: Class A-_______, Class C-_______, Class P-_______, Class I-_______

This Statement of Additional Information is not a prospectus. This Statement of Additional Information expands upon, and should be read in conjunction with, the Prospectus dated ____________, 2011, for the Destra High Dividend Strategy Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Funds’ website at destracapital.com or by calling (877) 287-9646.

Page
Investment Restrictions	2
Investment Strategies and Risks	5
Management	44
Control Persons and Principal Shareholders	51
Investment Adviser and Sub-Adviser	51
Portfolio Transactions	54
Net Asset Value	56
Purchases	57
Distribution and Shareholder Servicing Plans	60
Redemptions	61
Tax Matters	63
Frequent Trading	66
Disclosure of Portfolio Holdings	69
Other Service Providers	70
General Trust Information	70

FUND HISTORY

The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8. Invest 25% or more of its total assets (taken at market value) in any particular industry, except that the Fund will invest at least 25% of its total assets in companies in the financial services sector.  [change the language to “may”]

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fundby a vote of a majority of the Board. No Fund may:

1. Invest more than 15% of its total assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that the Fund may (a) obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, (b) make margin deposits in connection with transaction in options on securities, futures and options on futures, and (c) make short sales of securities “against the box.”

[The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not the Fundamental policy of any Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund’s shareholders.

The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code.  To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Trustees of the Fund to the extent necessary to comply with changes to the Federal tax requirements. The Fund is “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.]

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

INVESTMENT STRATEGIES AND RISKS

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

144A Securities. The Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Trustees. The Trustees have adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring liquidity of 144A securities. The Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Cash Management. A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

Commercial Paper.  Commercial paper purchasable by the Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. The Fund can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by the Fund’s Sub-Adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Sub-Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Contingent Convertible Securities.Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like.  This is particularly true in the financial services sector.  While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent One preferred or debt structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as a “CoCo”) – which to date has only been issued by banks. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, the Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed income securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Fund is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs). The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives .  The Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that the Fund’s hedging strategies will be effective. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

The Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreements and Similar Instruments. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. The Fund, to the extent permitted under applicable law, may enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Certain Funds may also enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Sub-Adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Types of Options

Options on Securities and Securities Indices. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A call option is considered to be covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the Sub-Adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. The Fund will receive a  premium for writing a put option, which increases the Fund’s return. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, the Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Futures

The Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, the Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund’s Sub-Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Sub-Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Fund are considered to constitute hedging transactions. The Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Sub-Adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the US dollar. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. The Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Sub-Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Some of the forward foreign currency contracts entered into by the Fund are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-

traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. The Fund may write covered call options on up to 100% of the currencies in its portfolio. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, the Fund may enter into currency swaps. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. The Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. The Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives
Derivatives are volatile and involve significant risks, including:

•
Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•
Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

•
Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Sub-Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in

OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. At the time the Fund enters into a dollar roll transaction, the Sub-Adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time the Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. The Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities. The Funds may invest in equity securities, which include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. For a discussion of the types of equity securities in which your Fund may invest and the risks associated with investing in such equity securities, see your Fund’s prospectus.

Exchange Traded Notes (“ETNs”). The Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks. The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the U.S., the company’s equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

In addition to equity securities, foreign investments of the Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;

(b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than the Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments. The expense ratios of the Fund investing significantly in foreign securities can be expected to be higher than those of investment funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation Risk. Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Initial Public Offering (“IPO”) Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment in Other Investment Companies. The Fund may, subject to applicable law, invest in other investment companies, including money market funds and exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Liquidity Management. As a temporary defensive measure, if its Sub-Adviser determines that market conditions warrant, the Fund may invest without limitation in high quality money market instruments. The Fund may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. The Fund may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions, domestic branches of foreign banks, and also foreign branches of domestic banks having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. In particular, the Funds may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and foreign branches of such banks);

(b)
high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Sub-Adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)
municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Sub-Adviser under guidelines established by the Board; and

(o)
municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

To the extent consistent with their investment objectives, the Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Portfolio Turnover Rates. The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of the Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.

Preferred Stock. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, the Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund’s Sub-Adviser will monitor the creditworthiness of the seller, and the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Adviser or Sub-Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Securities Lending. The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio. Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. The Fund may make short sales of securities as a hedge against potential declines in value of a portfolio security. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.  The Fund may only make short sales “against the box” meaning, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the Sub-Adviser’s opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Trust Preferred Securities. The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities establish ed by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Ginnie Mae, Fannie Mae and Freddie Mac. See “Mortgage-Backed Securities” above.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Sub-Adviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Sub-Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Sub-Adviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Sub-Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Sub-Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Sub-Adviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Sub-Adviser believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 5 Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Independent Trustees:
Diana S. Ferguson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Trustee	Term—Indefinite* Length of Service—Since 2010	Chief Financial Officer (2010-present), Chicago Board of Education; Senior Vice President and Chief Financial Officer (2008), Folgers Coffee Company; Executive Vice President and Chief Financial Officer (2007-2008), Merisant Worldwide; Senior Vice President and Chief Financial Officer (2001-2007), Sara Lee Corporation	5	None

William M. Fitzgerald, Sr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	Founder, Global Infrastructure Asset Management LLC; Managing Director (1988-2007), Nuveen Investments LLC; Chief Investment Officer (2000-2007), Nuveen Asset Management	5	Director, Syncora Holdings Ltd. and its affiliates, Syncora Guarantee Inc. and Syncora Capital Assurance Inc. – Financial Guarantee Company (2009 to present)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Louis A. Holland, Jr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	President and Chief Financial Officer (2008-present), CUMOTA LLC; Managing Director (2000-2008), Nuveen Investments	5
Trustee, Holland Capital Management-Asset Management Industry (2008-present); Trustee, Lumifi-Search Technology (2006-2009); Trustee, HP Schmaltz-Restaurants (2006-present); Trustee, Jobs For Youth ((2006-present); Trustee, PADS (2010-present)

Interested Trustee:

Nicholas Dalmaso** 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee, Chief Executive Officer, Secretary	Term—Indefinite* Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, President, Chief Operating Officer, and General Counsel, Destra Advisors LLC; President, Chief Operating Officer and General Counsel, Destra Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	5	None
_________
*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:
Steven M. Hill 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Chief Financial Officer	Term—Indefinite Length of Service—Since 2010	Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2003-2010), Claymore Securities, Inc.

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Investments LLC, Destra Capital Management LLC,  or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as both the Chief Executive Officer for the Destra Funds and the Chairman of the Board of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the funds it serves and the characteristics of the Destra Funds as a whole.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Louis A. Holland. Jr. currently serves as the Lead Independent Trustee.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Nicholas Dalmaso, Secretary, at the Fund’s address, 901 Warrenville Road, Suite 15, Lisle, IL 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if the Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland serve on the Audit Committee.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current Trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each Trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Diana S. Ferguson.  Ms. Ferguson has experience as Chief Financial Officer of the Chicago Board of Education, Folgers Coffee Company, Merisant Worldwide and Sara Lee Corporation; as Senior Vice President of Folgers Coffee Company and Sara Lee Corporation and as Executive Vice President of Merisant Worldwide.  Her work experience and educational background has prepared her to be a Trustee.

William M. Fitzgerald, Sr.  Mr. Fitzgerald has experience as a founder of Global Infrastructure Asset Management LLC, a Managing Director of Nuveen Investments LLC and Chief Investment Officer of Nuveen Asset Management.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Louis A. Holland, Jr.  Mr. Holland has experience as President and Chief Financial Officer of CUMOTA LLC and Managing Director of Nuveen Investments.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Nicholas Dalmaso.  Mr. Dalmaso was the initial Trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

The following compensation table provides information for the current fiscal year, including estimates for future payments that would be made during the remainder of the fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
Diana S. Ferguson, Trustee	$12,000	$0	$0	$12,000
William M. Fitzgerald, Sr., Trustee	$12,000	$0	$0	$12,000
Louis A. Holland, Jr., Trustee	$12,000	$0	$0	$12,000
Nicholas Dalmaso, Trustee	$0	$0	$0	$0
______________

The Independent Trustees shall be paid $2,500 as annual compensation for serving as an Independent Trustees of the Trust and $500 as annual compensation for serving on a committee of the Board of Trustees.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.

Share Ownership

As of  March 31, 2011, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Diana S. Ferguson	$0	$0
William M. Fitzgerald, Sr.	$0	$0
Louis A. Holland, Jr.	$0	$0

Nicholas Dalmaso	$0	$0
__________
*	Because the Fund is newly created, no trustees owned shares of the Fund as of March 31, 2011.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a shareholder that 1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, 2) acknowledges or asserts the existence of control, or 3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this Statement of Additional Information, the Fund did not have any outstanding shares.

As of  March 31, 2011, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Destra Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Investments LLC, the principal underwriter of the Fund’s shares.  Destra Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, IL 60532.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.95% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least March 31, 2014.

The Fund, Destra and other related entities have adopted codes of ethics which significantly restricts Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions. These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.

Sub-Adviser

Destra has selected Miller/Howard Investments, Inc. (“Miller/Howard”), 324 Upper Byrdcliffe Road, Woodstock, NY  12498, as sub adviser to manage the investment portfolio of the Fund.   Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to Miller/Howard a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

Lowell Miller, Jack Leslie, Bryan Spratt, and Roger Young serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of February 28, 2011.  The portfolio managers do not receive performance based fees with respect to any account that the manage.
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Lowell Miller	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Jack Leslie	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Bryan Spratt	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Roger Young	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Conflicts of Interest.  In addition to the Fund, the Portfolio Managers jointly manage accounts for and other individual and institutional clients.

As a result, potential conflicts of interest may arise as follows:

•
Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•
Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•
Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While Miller/Howard only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit Miller/Howard.

Miller/Howard and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the sub-adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation.  Compensation is paid solely by Miller/Howard. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Miller/Howard (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Miller/Howard and receives quarterly dividends based on his equity interest in the company.

Ownership of Securities. Because the Fund is newly launched, as of March 31, 2011, the Portfolio Managers do not beneficially own any shares of the Fund.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Miller/Howard.  Miller/Howard’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://www.destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Miller/Howard is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Miller/Howard to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Miller/Howard or the Fund.  Miller/Howard believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless Miller/Howard determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to Miller/Howard under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or Miller/Howard of research services.

Miller/Howard places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Miller/Howard in servicing all of its accounts; not all of such services may be used by Miller/Howard in connection with the Fund. Miller/Howard believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Miller/Howard believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Miller/Howard seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Miller/Howard are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Investments LLC, the Fund’s distributor, as shown in the table, except where Destra Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price(1)	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None(2)	None	None(3)
1	Offering Price includes the initial sales charge.
2	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 18 months of purchase.
3	Destra Investments may pay financial intermediaries commissions on purchases of Class A Shares as follows:
●	1.00% on amounts from $1,000,000 to $4,000,000;
●	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
●	plus 0.25% on amounts over $10,000,000.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Destra Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution or other shareholder services to their clients.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares

As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Investments LLC, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Investments LLC may, pursuant to a written agreement between Destra Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

Class P Shares

As described in the Prospectus, Class P shares have adopted distribution and shareholder servicing plans (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class P Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class P Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Renewal, Amendment and Termination

The Class A Plan, Class C Plan and Class P Plan (individually, a “Plan” and collectively, the “Plans”) and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders.

Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment company taxable income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Pending legislation would allow certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimus, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions. Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges. If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly resported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.  In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

FREQUENT TRADING

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

1.General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

2.Restrictions on purchases and redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

3.Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 30 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus Statement of Additional Information.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

4.Agreements.  The Fund, Destra or Destra Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Investments LLC, 901 Warrenville Road, Suite 15, Lisle, IL 60532, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Destra Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash-compensation rate at which Destra Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Investments LLC  receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Investments LLC  may act as such a Dealer.  Destra Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Destra Investments LLC receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Investments LLC pursuant to the distribution plan.

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available complete portfolio holdings information on the Fund’s website monthly with an approximately thirty day lag. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (KPMG LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Willkie Farr & Gallagher LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

OTHER SERVICE PROVIDERS

KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

The administrator of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The administrator provides administrative services and valuation and computation services.

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust onMay 25, 2010. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are 2 series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

PART C - OTHER INFORMATION

ITEM 28.                      EXHIBITS

(a)	Declaration of Trust of the Registrant.(1)
(b)	By-Laws of the Registrant.(1)
(c)	Amended and Restated Designation of Series of Shares of Beneficial Interest dated as of November 29, 2010.(2)
(d)(1)	Form of Investment Advisory and Management Agreement between Registrant and Destra Advisors LLC.(2)
(d)(2)	Form of Investment Sub-Advisory Agreement between Destra Advisors LLC and Zebra Capital Management, LLC.(2)
(d)(3)	Form of Investment Sub-Advisory Agreement between Destra Advisors LLC and Aviva Investors North America, Inc.(4)
(d)(4)	Form of Investment Sub-Advisory Agreement between Destra Advisors LLC and Miller/Howard Investments, Inc.(4)
(e)	Form of Distribution Agreement between Registrant and Destra Investments LLC.(2)
(f)	Not Applicable.
(g)(1)	Custody Agreement between Registrant and The Bank of New York Mellon.(2)
(g)(2)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon.(2)
(h)(1)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(2)
(h)(2)	Form of Expense Reimbursement, Fee Waiver and Recovery Agreement between Registrant and Destra Advisors LLC.(2)
(h)(3)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon.(2)
(i)(1)	Opinion and Consent of Bingham McCutchen LLP.(4)
(i)(2)	Opinion and Consent of Chapman and Cutler LLP.(4)
(j)	Not applicable.
(k)	Not Applicable.
(l)	Form of Subscription Agreement.(2)
(m)	12b-1 Distribution and Service Plan.(3)
(n)	Multi-Class Plan.(2)
(o)	Not Applicable.
(p)	Code of Ethics, dated December 2010.(3)
(z)(1)	Powers of Attorney for Messrs. Dalmaso, Fitzgerald and Holland.(2)
(z)(2)	Power of Attorney for Ms. Ferguson.(3)

---------------
(1)  Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)  Incorporated by reference to pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3)  Filed herewith.
(4)  To be filed by amendment.

ITEM 29.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 30.                      INDEMNIFICATION

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Destra Advisors LLC serves as investment adviser to the funds of the Registrant. Its principal address is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.  The principal executive officers of Destra Advisors LLC are also directors, officers, employees or trustees of Destra Investments LLC, an affiliated entity. Destra Investments LLC's principal address is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

Information as to other business, profession, vocation or employment during the past two years of the officers and directors of Destra Advisors LLC is as follows:

Name and Position with Destra Advisors LLC	Employment During Past Two Years

Nicholas Dalmaso, President, Chief Financial Officer, General Counsel, Designated Principal, Registered Agent	President, Chief Financial Officer, General Counsel and Registered Salesperson of Destra Investments LLC; Member of Destra Capital Management LLC

Dominic Martellaro, Chief Executive Officer, Designated Principal, Registered Agent	Chief Executive Officer and Registered Salesperson of Destra Investments LLC; Member of Destra Capital Management LLC; President and Registered Principal of Janus Distributors LLC

(b) Zebra Capital Management, LLC serves as investment sub-adviser to the Destra Global L-Series Fund, Destra International L-Series Fund and Destra US All Cap L-Series Fund.  Zebra Capital Management, LLC’s principal address is 612 Wheelers Farms Road, Milford, Connecticut 06461.  Information as to the officers and directors of Zebra Capital Management, LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(c) Aviva Investors North America, Inc. serves as investment sub-adviser to the Destra Global Index Opportunities Fund.  Aviva Investors North America, Inc.’s principal address is 215 10th Street, Suite 1000, Des Moines, Iowa 50309.  Information as to the officers and directors of Aviva Investors North America, Inc. is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(d) Miller/Howard Investments, Inc. serves as investment sub-adviser to the Destra High Dividend Strategy Fund.  Miller/Howard Investments, Inc.’s principal address is 324 Upper Byrdcliffe Road, Woodstock, NY 12498.  Information as to the officers and directors of Miller/Howard Investments, Inc. is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a) Not applicable.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

Nicholas Dalmaso 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	President, Chief Financial Officer, General Counsel and Registered Salesperson	Trustee and President

Dominic Martellaro 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	Chief Executive Officer and Registered Salesperson	None

          (c) Not Applicable.

ITEM 33.                      LOCATION OF ACCOUNTS AND RECORDS

Destra Advisors LLC, 901 Warrenville Road, Suite 15, Lisle, Illinois 60532, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

ITEM 34.                      MANAGEMENT SERVICES

Not Applicable.

ITEM 35.                       UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and State of Illinois, on the 20th day of May, 2011.

Destra Investment Trust

By:__/s/ Nicholas Dalmaso____________
Nicholas Dalmaso,Chief Executive  Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title		Date
/s/ Nicholas Dalmaso	Chief Executive Officer, Chairman, Secretary and Trustee		May 20, 2011
Nicholas Dalmaso

Diana S. Ferguson*	Trustee	}	By /s/ Nicholas Dalmaso
		}	Nicholas Dalmaso Attorney-In-Fact
William M. Fitzgerald, Sr.*	Trustee	}	May 20, 2011
}
Louis A. Holland, Jr.*	Lead Independent Trustee and Trustee	}

* An original power of attorney authorizing Nicholas Dalmaso, Steven M. Hill and Morrison C. Warren to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and either has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein or is filed herewith.

Index of Exhibits

(m)              12b-1 Distribution and Service Plan.

(p)              Code of Ethics, dated December 2010.

(z)(2)          Power of Attorney for Ms. Ferguson.